Shareholders' Equity	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Capital Stock/Shareholders' Equity/Accumulated Other Comprehensive Loss [Abstract]
Shareholders' Equity

NOTE 4

Shareholders’ Equity

Capital Stock

As of March 31, 2012 and December 31, 2011, our authorized capital was comprised of 750 shares of common stock and 50 shares of preferred stock. As of March 31, 2012 and December 31, 2011, there were 186.5 and 186.2 shares of common stock ($0.01 par value in whole dollars), respectively, issued and outstanding. No preferred stock was issued and outstanding at March 31, 2012 and December 31, 2011.

Accumulated Other Comprehensive Loss

The following table provides the components of accumulated other comprehensive loss:

	March 31, 2012	December 31, 2011
Net foreign currency translation adjustments	$12	$7
Unamortized defined benefit plan costs, net of tax of $1,108 and $1,116, respectively	(1,649)	(1,662)

Total accumulated other comprehensive loss	$(1,637)	$(1,655)

Unamortized defined benefit plan costs consist primarily of actuarial loss, net of tax, totaling $1,642 and $1,656 as of March 31, 2012, and December 31, 2011, respectively. Net actuarial gains or losses principally arise from gains or losses on plan assets due to variations in the fair market value of the underlying assets and changes in the benefit obligation due to changes in actuarial assumptions.

The changes in unamortized defined benefit plan loss included in other comprehensive income in the unaudited Condensed Consolidated and Combined Statements of Comprehensive Income were reduced by tax of $8 and less than $1 for the three months ended March 31, 2012 and 2011, respectively.

Dividends

On February 22, 2012, the Board of Directors declared a cash dividend of $0.1033 per share, payable on April 1, 2012 to shareholders of record on March 16, 2012. We transferred $19 to the transfer agent prior to March 31, 2012 to fund this dividend payment.

NOTE 16

Capital Stock

In connection with the Spin-off, each of the shareholders of ITT received one share of Exelis common stock for every one share of common stock of ITT held on the Record Date resulting in the distribution of 184.6 shares of our common stock to ITT shareholders. As of December 31, 2011, our authorized capital was comprised of 750 shares of common stock and 50 shares of preferred stock. At December 31, 2011, there were 186.2 shares of common stock issued and outstanding. No preferred stock was issued and outstanding at December 31, 2011.

We issue shares of our common stock in connection with our 2011 Omnibus Incentive Plan. At December 31, 2011, 28.0 shares of common stock were reserved for issuance in connection with this Plan and we had a remaining balance of 13.8 shares of common stock available for future grants under this Plan.

On November 2, 2011, the Board of Directors declared a cash dividend of $0.1033 per share, payable on January 1, 2012 to shareholders of record on November 16, 2011. We transferred $19 to the transfer agent prior to December 31, 2011 to fund this dividend payment.